SUPPLEMENT DATED OCTOBER 13, 2006 TO

PROSPECTUSES DATED:

TFLIC FREEDOM ELITE BUILDERSM (May 1, 2006)

TFLIC FREEDOM ELITE BUILDER IISM (May 1, 2006)

TFLIC FREEDOM WEALTH PROTECTORSM (May 1, 2006)

TFLIC FINANCIAL FREEDOM BUILDER SM (May 1, 2003)

Issued through

TFLIC Series Life Account

By

Transamerica Financial Life Insurance Company

The following disclosure supplements the Prospectus:

On November 1, 2006, two portfolios of the AEGON/Transamerica Series Trust will change their names as well as the sub-adviser. These portfolios will not change investment objectives or advisory fees. The Salomon All Cap will be renamed Legg Mason Partners All Cap and the Mercury Large Cap Value will be renamed BlackRock Large Cap Value. The sub-adviser for the Salomon portfolio, Salomon Brothers Asset Management, will change to ClearBridge Advisors, LLC. The sub-adviser for the Mercury portfolio, Mercury Advisors, will change to BlackRock Investment Management, LLC.

All references in your prospectus to the Salomon All Cap subaccount should be read as Legg Mason Partners All Cap subaccount. All references in your prospectus to Mercury Large Cap Value subaccount should be read as BlackRock Large Cap Value subaccount. All references in your prospectus to Salomon Brothers Asset Management as sub-adviser should be read as ClearBridge Advisors, LLC. All references in your prospectus to Mercury Advisors as sub-adviser should be read as BlackRock Investment Management, LLC.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PRODUCT PROSPECTUS

AG01342-10/06